                                                                   EXHIBIT 10.27

                                  $15,002,183

                Cybernet Internet Services International, Inc.

         13.0% Convertible Senior Subordinated Discount Notes due 2009


                         Registration Rights Agreement
                         -----------------------------


                          Dated as of August 26, 1999

                                    Between

                Cybernet Internet Services International, Inc.

                                      and

                  Morgan Stanley & Co. International Limited

          This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of August 26, 1999, between Cybernet Internet Services International, Inc. (the "Company") and Morgan Stanley & Co. International Limited (the "Initial Purchaser"), who has agreed to purchase an additional $15,002,183 initial accreted value of the Company's 13.0% Convertible Senior Subordinated Discount Notes due 2009 (the "Notes") pursuant to the Purchase Agreement dated as of August 23, 1999 between the Company and the Initial Purchaser (the "Purchase Agreement"). This Agreement is being executed pursuant to Section 6(j) of the Purchase Agreement. The Notes are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), under the terms and conditions set forth in an Indenture, dated as of August 26, 1999, between the Company and The Bank of New York, as trustee (the "Indenture").

          The parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

          Broker-Dealer.  Any broker or dealer registered under the Exchange
     Act.

          Business Day. A day other than a Saturday or Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York City or Munich.

          Closing Date.  The date of this Agreement.

          Commission.  The United States Securities and Exchange Commission.

          Common Stock.  As defined in the preamble hereto.

          Company.  As defined in the preamble hereto.

          Conversion Ratio.  As defined in the Indenture.

          Conversion Shelf Registration Statement.  As defined in Section 2(b).

          Conversion Shares. The shares of Common Stock issuable upon conversion of Notes at the rate and in the manner described in the Indenture.

          Damages Payment Date. Each February 15 and August 15 after a Resale Registration Default, until the cure of such Resale Registration Default.

          Effectiveness Target Date.  As defined in Section 3 hereof.

          Exchange Act. The United States Securities Exchange Act of 1934, as amended.

          First Conversion Date.  As defined in Section 2(b) hereof.

          Holder. A Person who owns, beneficially or otherwise, Notes or Conversion Shares.

          Indemnified Holder.  As defined in Section 6(a) hereof.

          Indenture. As defined in the preamble hereto.

          Initial Purchaser.  As defined in the preamble hereto.

          Liquidated Damages.  As defined in Section 3 hereof.

          Majority Holders. The holders of a majority of the aggregate principal amount of Notes or a majority of the Conversion Shares, as applicable; provided, that for purposes of Section 10(c), any Notes or Conversion Shares held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders of Notes or Conversion Shares if such subsequent Holders are deemed to be affiliates of the Company solely by reason of their holding Notes or Conversion Shares) shall not be counted in determining whether any consent was given.

          NASD.  National Association of Securities Dealers, Inc.

          Notes.  As defined in the preamble hereto.

          Person. An individual, trustee, partnership, corporation, limited liability company, unincorporated organization, trust, joint venture, firm or other legal entity or a government or agency or political subdivision thereof.

          Prospectus. The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Purchase Agreement.  As defined in the preamble hereto.

          Record Holder. Each Person who is a Holder of Transfer Restricted Securities on February 1 and August 1 immediately preceding each Damages Payment Date.

          Registrable Shares. Each Conversion Share until the registration of such Conversion Share under the Securities Act (pursuant to the Conversion Shelf Registration Statement or otherwise).

          Registration Statement. The Conversion Shelf Registration Statement and the Resale Shelf Registration Statement including, in each case, all amendments and supplements to such registration statement, the Prospectus included therein, all exhibits thereto and all material incorporated by reference therein.

          Resale Registration. A shelf registration under the Securities Act effected pursuant to the Resale Shelf Registration Statement or, in the case of a resale of Conversion Shares, pursuant to the Conversion Shelf Registration Statement.

          Resale Registration Default.  As defined in Section 3(a) hereof.

          Resale Shelf Registration Statement. As defined in Section 2(a) hereof.

          Resale Shelf Filing Deadline. As defined in Section 2 hereof.

          Securities Act.  The Securities Act of 1933, as amended.

          TIA. The United States Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

          Transfer Restricted Securities. Each Note and the Common Stock issuable upon conversion thereof until the earliest of (a) the date on which such Note (and the Common Stock issuable upon conversion thereof) has been effectively registered under the Securities Act and disposed of in accordance with the Resale Shelf Registration Statement, (b) the date on which such Note (and the Common Stock issuable upon conversion thereof) is distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provision then in effect) or is saleable pursuant to Rule 144(k) under the Securities Act (or any similar provision then in effect) or (c) the date on which such Note (and the Common Stock issuable upon conversion thereof) ceases to be outstanding.

          Underwritten Registration or Underwritten Offering. A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          2.   Shelf Registration.

          (a) The Company shall: (i) as soon as practicable, but not later than 90 days after the date hereof (the "Resale Shelf Filing Deadline"), cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Resale Shelf Registration Statement"), which Resale Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to Section 2(c) hereof; (ii) use its best efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission on or before 150 days after the date hereof; and (iii) use its best efforts to keep such Resale Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until, subject to the provisions of Section 4(b)(i) hereof, such time as no Notes remain Transfer Restricted Securities.

          (b) The Company shall: (i) cause to be filed a registration statement (the "Conversion Shelf Registration Statement") covering the issuance of the Conversion Shares upon conversion of the Notes prior to the one year anniversary of the Closing Date, (ii) use its best efforts to cause such Conversion Shelf Registration Statement to become effective by the date that is one year after the Closing Date (the "First Conversion Date") and (iii) use its best efforts to keep such Conversion Shelf Registration Statement continuously effective until the earlier of (A) such time as all Notes have been converted into Conversion Shares or redeemed and (B) August 15, 2009; provided, that if the Company determines that, notwithstanding its best efforts, the Commission will not declare such Conversion Shelf Registration Statement effective, the Company shall (i) file a registration statement (also, a "Conversion Shelf Registration Statement") with respect to the resale of Conversion Shares before the one year anniversary of the Closing Date, (ii) use its best efforts to cause such registration statement to become effective by the First Conversion Date and (iii) use its best efforts to keep such registration statement continuously effective until the earlier of (A) the date on which all Notes can be resold by holders thereof without restrictions and without registration under the Securities Act and (B) such time as all Conversion Shares covered by such registration statement have been resold pursuant thereto. The Company further agrees to supplement and amend the Conversion Shelf Registration Statement, as required by the applicable provisions of Section 4(b) hereof.

          (c) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Resale Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with such Resale Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 3 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Resale Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          3.   Liquidated Damages; Conversion Ratio Adjustment.

          (a) If the Resale Shelf Registration Statement required by this Agreement (i) is not filed with the Commission on or before the date specified for such filing in Section 2(a)(i) hereof, (ii) has not been declared effective by the Commission on or before the date specified for such effectiveness in
Section 2(a)(ii) hereof (the "Effectiveness Target Date"), or (iii) subject to the provisions of Section 4(b)(i) below, is filed and declared effective but, during the period specified in Section 2(a)(ii) hereof, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 15 Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in foregoing clauses (i) through (iii), a "Resale Registration Default"), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder of Notes with respect to any period during which a Resale Registration Default shall have occurred and be continuing, in an amount equal to (i) for the first 90-day period during which there exists a Resale Registration Default, one half of one percent (50 basis points) per annum per $1,000 principal amount of Notes held by such Holder; and (ii) for each subsequent 90-day period, an additional one half of one percent (50 basis points) per annum per $1,000 principal amount of Notes held by such Holder; provided, however, that Liquidated Damages may not at any time exceed one and one half percent (150 basis points) per annum per $1,000 principal amount of Notes.

          (b) All accrued Liquidated Damages shall be paid to Record Holders by the Company on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Note, the accrual of Liquidated Damages with respect to such Note shall cease.

          (c) If a Conversion Shelf Registration Statement required by this Agreement covering all Conversion Shares is not declared effective on or prior to the First Conversion Date, the denominator of the Conversion Ratio will be decreased by 2.04%.

          4.   Registration Procedures.

          (a) In connection with each of the Resale Shelf Registration Statement and the Conversion Shelf Registration Statement, the Company shall comply with all applicable provisions of Section 4(b) below and shall use its best efforts to effect such registration in accordance with the intended method or methods of distribution of the Transfer Restricted Securities or Registrable Shares, as the case may be, and the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act.

          (b) In connection with each Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities or the issuance of Conversion Shares, the Company shall:

              (i) Use its best efforts to keep such Registration Statement continuously effective; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) to not be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, if the Board of Directors of the Company determines in its reasonable judgment that there is a valid business purpose for the Company to suspend the effectiveness of either Registration Statement, and the Company gives notice of such determination to Holders, the Company may allow such Registration Statement to fail to be effective and usable for two consecutive 30-day periods (except for the 30 consecutive-day period prior to August 15, 2009) in any 365-day period; provided, that in no event shall the Company be required to disclose the business purpose for such suspension of effectiveness if the Company determines in good faith that such business purpose must remain confidential.

               (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statements as may be necessary to keep the applicable Registration Statement effective for the periods set forth in Section 2(a)(iii) and 2(b)(iii) hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution set forth in such Registration Statement or supplement to the Prospectus.

               (iii) Advise the underwriter(s), if any, and Holders of Transfer Restricted Securities and Registrable Shares promptly (but in any event within two Business Days) and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities or the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in a Registration Statement, a Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in any Registration Statement or any Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of a Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities or Registrable Shares under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (iv) Furnish to each of the Holders of Transfer Restricted Securities or Registrable Shares, as the case may be, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including, upon request in writing, all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and any underwriter(s), for a period of at least three Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a

     Holder of Transfer Restricted Securities or Registrable Shares covered by such Registration Statement or any underwriter(s) shall reasonably object within three Business Days after the receipt thereof. A Holder of Transfer Restricted Securities or Registrable Shares or any underwriter shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

               (v) Promptly before the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus after the initial filing of such Registration Statement, (A) provide copies of such document to the Holders of Transfer Restricted Securities or Registrable Shares, as the case may be, and to any underwriter, (B) make the Company's representatives available for discussion of such document and other customary due diligence matters, and (C) include such information in such document before the filing thereof as such Holders or underwriter(s), if any, reasonably may request.

               (vi) In the case of a Resale Registration, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement after the filing thereof and before its effectiveness.

               (vii) In the case of a Resale Registration, if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities or Registrable Shares, information with respect to the principal amount of Transfer Restricted Securities or the number of Registrable Shares being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities or Registrable Shares to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

               (viii) In the case of a Resale Registration, furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, if requested in writing, all documents incorporated by reference therein and, if requested in writing, all exhibits (including exhibits incorporated therein by reference).

               (ix) In the case of a Resale Registration, deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities or Registrable Shares, as the case may be, covered by the Prospectus or any amendment or supplement thereto.

               (x) In the case of a Resale Registration, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall: (A) upon request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of effectiveness of the Registration Statement: (1) a certificate, dated the date of effectiveness of such Registration Statement, signed by
     (y) the President and (z) the Chief Financial Officer of the Company confirming, as of the date thereof, the matters set forth in Section 1 of the Purchase Agreement and such other matters as such parties may reasonably request; (2) an opinion, dated the date of effectiveness of such Registration Statement, of counsel for the Company covering the matters set forth in Sections 6(c) and 6(d) of the Purchase Agreement; and
     (3) customary comfort letters, dated as of the date of effectiveness of such Registration Statement from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings; (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of section 6 hereof with respect to all parties to be indemnified pursuant to said section; and (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (x).

               (xi) Cooperate with the Holders of Transfer Restricted Securities or Registrable Shares, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities or the Registrable Shares, as the case may be, under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition or transfer in such jurisdictions of the Transfer Restricted Securities or Registrable Shares covered by a Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process, in any jurisdiction where it is not now so subject.

               (xii) In the case of a Resale Registration, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities or Registrable Shares, as the case may be, to be sold; and enable such Transfer Restricted Securities or Registrable Shares to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities or Registrable Shares made by such underwriter(s).

               (xiii) Use its reasonable best efforts to cause the Transfer Restricted Securities or the Registrable Shares covered by the Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities or the transfer of the Registrable Shares.

               (xiv) Subject to Section 4(b)(i) above, if any fact or event contemplated by Section 4(b)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

               (xv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

               (xvi) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for each twelve-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the first Registration Statement effected pursuant to this Agreement.

               (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner.

               (xviii) Upon the request of the Initial Purchaser, cause all Transfer Restricted Securities or Registrable Shares, as the case may be, covered by a Registration Statement to be listed on an internationally recognized stock exchange.

             (xix) Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the Effective Date of each Registration Statement.

          (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities or Registrable Shares pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiv) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities or Registrable Shares, as the case may be, that was current at the time of receipt of such notice.

          5.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or any Holders with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of Transfer Restricted Securities or Registrable Shares and determination of the eligibility of Transfer Restricted Securities and Registrable Shares for investment under the laws of such jurisdictions where (x) the Holders of Transfer Restricted Securities are located and (y) the selling Holders or underwriters, if any, may request pursuant to Section 4(b)(xi) hereof; (iii) fees and expenses in connection with the obtaining of any approval from any relevant authority in the Federal Republic of Germany; (iv) all expenses of printing (including printing of Prospectuses); (v) all reasonable fees and disbursements of counsel for the Company and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities; (vi) all application, admission and filing fees in connection with listing or admission on an internationally recognized stock exchange of any Transfer Restricted Securities or Registrable Shares; (vii) all fees and disbursements of independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and comfort letters required by or incident to such performance); (viii) rating agency fees, if any, and any fees associated with making the Transfer Restricted Securities, Registrable Shares and Conversion Shares eligible for trading through The Depository Trust Company; (ix) Securities Act liability insurance, if the Company desires such insurance, (x) reasonable fees and expenses of all other Persons retained by the Company, (xi) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties); (xii) the expenses of any annual audit; and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Holders of Transfer Restricted Securities or Registrable Shares being registered pursuant to such Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in principal amount of Notes and in number of Registrable Shares for whose benefit such Registration Statement is being prepared.

          6.   Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless: (i) each Holder; (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being referred to as a "controlling person"); and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii), or (iii) hereinafter being referred to as an "Indemnified Holder"), against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Indemnified Holder may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Registration Statement or Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Notes and the Conversion Shares under the state securities or "Blue Sky" laws or filed with the Commission or any securities association or securities exchange (each an "Application"); (ii) the omission or alleged omission to state, in such Registration Statement or Prospectus or any amendment or supplement thereto, or in any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading;
(iii) any act or failure to act, or any alleged act or failure to act, by any Indemnified Holder in connection with, or relating in any manner to, the Transfer Restricted Securities or Registrable Shares or the registration contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Indemnified Holder through its gross negligence or wilful misconduct), and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action is finally judicially determined to arise out of or be based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus or amendment or supplement thereto or Application in reliance upon and in conformity with written information furnished to the Company through the Holders by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to the Indemnified Holders.

          (b) In the case of a Resale Registration, each Holder, severally and not jointly, will indemnify and hold harmless each of the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof, to which the Company or any such director, officer or other controlling person may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages, liabilities or action arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto or any Application or (ii) the omission or the alleged omission to state therein any material fact required to be stated therein, or necessary to make the statements therein not misleading, but in each case only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Holders by or on behalf of any Holder or its related Indemnified Holder specifically for use therein; and each such Holder shall reimburse the Company or any director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company or any such director, officer or controlling person. No Holder shall be liable under this
Section 6 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of Transfer Restricted Securities or Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time (in addition to one separate firm constituting local counsel, if appropriate) for all such indemnified parties, which firm shall be designated in writing by the Holders, if the indemnified parties under this Section 6 consist of any of the Holders, or by the Company, if the indemnified parties under this Section 6 consist of the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (a) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and any Holder on the other from such Holder's sale of Transfer Restricted Securities or Registrable Shares, as the case may be, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Holders on the other with respect to statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders of Transfer Restricted Securities or Registrable Shares agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Holder (or any of their related Indemnified Holders) shall be required to contribute any amount in excess of the amount by which proceeds received by such Holder from an offering of Transfer Restricted Securities or Registrable Shares, as the case may be, exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holder's obligations to contribute as provided in this Section 6(d) are several in proportion to their respective purchase obligations and not joint. For purposes of this paragraph (d), each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

          7. Rule 144A. The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

          8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities or Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents required under the terms of such underwriting arrangements.

          9. Selection of Underwriters. The Holders of Transfer Restricted Securities or Registrable Shares covered by a Registration Statement who desire to do so may sell such Transfer Restricted Securities or Registrable Shares in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Majority Holders wishing to sell in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

          10.  Miscellaneous.

          (a) Remedies. The Company agrees that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement (other than with respect to Registration Defaults) and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to their securities to any Person which rights conflict with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders.

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i)  if to the Company:

          Cybernet Internet Services
           International, Inc.
          Stefan-George-Ring 19-23
          81929 Munchen
          Facsimile No:  +49-89-993-15199
          Attention:  Robert Eckert
          with a copy to:

          Powell, Goldstein, Frazer
           & Murphy LLP
          1001 Pennsylvania Avenue, N.W.
          Washington D.C. 20004
          Facsimile No:  +1-202-624-7222
          Attention:   Joseph M. Berl, Esq.

          (ii) if to the Initial Purchaser:

          Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, NY 10036
          Facsimile No: +1-212-761-0192
          Attention: Syndicate Department

          with a copy to:

          Simpson Thacher & Bartlett
          99 Bishopsgate
          London EC2M 3YH
          Facsimile: +44-171-422-4022
          Attention: William R. Dougherty, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered, five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities and Registrable Shares; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities or Registrable Shares from such Holder.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities and Registrable Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k) Submission to Jurisdiction; Appointment of Agent for Service; Waiver. To the fullest extent permitted by applicable law, the Company irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints Corporation Services Company (the "Authorized Agent"), for a period of ten years or until such time as no Transfer Restricted Securities are outstanding, as its authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs its Authorized Agent to accept such service. The Company further agrees that service of process upon its Authorized Agent and written notice of said service to the Company mailed by first class mail or delivered to its Authorized Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Company arising out of or based on this Agreement or the transactions contemplated hereby may also be instituted by any of the Holders, their officers and employees or any person who controls any of the Holders within the meaning of the Securities Act in any competent court in the Federal Republic of Germany, and the Company expressly accepts the jurisdiction of any such court in any such action.

          The Company hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby.

          The provisions of this Section 10(k) are intended to be effective upon the execution of this Agreement without any further action by the Company, the Initial Purchaser or any Holder and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

          (l) Currency Indemnity. The Company shall indemnify each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which such Holder on the date of payment of such judgment or order is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Holder. If the U.S. dollars so purchased are greater than the amount originally due to such Holder hereunder, such Holder agrees to pay to the Company an amount equal to the excess of the U.S. dollars so purchased over the amount originally due to such Holder hereunder. The foregoing shall constitute a separate and independent obligation of the Company and the Holder, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                CYBERNET INTERNET SERVICES
                                INTERNATIONAL, INC.



                                By: /s/  Andreas Eder
                                    --------------------------------------------
                                    Name:  Andreas Eder
                                    Title: President and Chief Executive Officer


                                By: /s/  Robert Eckert
                                    --------------------------------------------
                                    Name:  Robert Eckert
                                    Title: Chief Financial Officer and Treasurer

                                MORGAN STANLEY & CO.
                                INTERNATIONAL LIMITED



                                By: /s/  Jorg Mohaupt
                                    --------------------------------------------
                                    Name:  Jorg Mohaupt
                                    Title: Vice President